UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SEAPORT GLOBAL ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies: _______________________________________________________________________________

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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This communication is being made with respect to the proposed business combination (the “Business Combination”) contemplated by the Business Combination Agreement, dated as of May 16, 2021, by and among Seaport Global Acquisition Corp. (“SGAC”), Redwood Intermediate, LLC (“Redbox”) and the other parties thereto. On September 29, 2021 SGAC filed a definitive proxy statement (the “definitive proxy statement”) for the solicitation of proxies in connection with a special meeting of SGAC’s stockholders to be held on October 20, 2021 (the “Special Meeting”) to consider and vote on, among other proposals, a proposal to approve the Business Combination. In order to provide additional information to its stockholders, SGAC has determined to supplement the definitive proxy statement.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

These disclosures should be read in connection with the definitive proxy statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the definitive proxy statement, the information set forth herein shall supersede or supplement the information in the definitive proxy statement. Defined terms used but not defined herein have the meanings set forth in the definitive proxy statement and all page references are to pages in the definitive proxy statement. SGAC makes the following amended and supplemental disclosures:

1.       The disclosure under the heading “Proposal No. 1 — The Business Combination Proposal — Related Agreements” is hereby amended by inserting the following as a new subsection at the end of such section:

Placement Agent Compensation

As compensation for the services provided by B. Riley Securities, Inc. (“B. Riley”), Apollo Global Securities, LLC (“AGS”) and BTIG, LLC (“BTIG” and, collectively with B. Riley and AGS, the “Placement Agents”) as placement agents for the PIPE, the Company has agreed to pay the Placement Agents a cash fee (a “Placement Fee”) equal to 5% of the gross proceeds to be received from the sale of the PIPE Shares (other than PIPE Shares purchased by the Sponsor). Assuming the PIPE closes on the full amount, the Company shall pay a Placement Fee to B. Riley, AGS and BTIG of $1,668,000, $208,500 and $208,500, respectively.

In addition to such fees payable to the Placement Agents and regardless of whether the PIPE is consummated, the Company has agreed to reimburse each Placement Agent for up to $35,000 of customary expenses in connection with their engagement.

The Placement Fee and expense reimbursement payable to B. Riley will be in addition to the $5.0 million deferred underwriting fee.

2.       The disclosure under the heading “Proposal No. 1 — The Business Combination Proposal — Certain Projected Financial Information — Comparable Company Analysis” is hereby amended by inserting the following as subsections at the end of such section:

Digital Platform Peers Breakdown

The multiples for the comparable companies which SGAC management considered Digital Platform Peers are summarized in the table below*:

	2022E EV / Revenue	2022E EV / EBITDA	2021E - 2022 Revenue Growth
Netflix, Inc.	7.4x	30.4x	16%
Spotify Technology S.A.	3.9x	NM	20%
Roku, Inc.	13.0x	139.0x	38%
fuboTV Inc.	3.9x	NM	65%
CuriosityStream Inc.	5.2x	NM	75%
Chicken Soup for the Soul Entertainment, Inc.	3.4x	14.0x	32%

* Data comes from Capital IQ as of April 19, 2021.

Legacy Platform Peers Breakdown

The multiples for the comparable companies which SGAC management considered Legacy Platform Peers are summarized in the table below*:

	2022E EV / Revenue	2022E EV / EBITDA	2021E - 2022 Revenue Growth
AT&T Inc.	2.4x	7.4x	(1)%
Verizon Communications Inc.	2.7x	7.5x	2%
The Walt Disney Company	4.6x	21.4x	25%
Comcast Corporation	3.0x	9.4x	6%
Charter Communications, Inc.	4.0x	10.0x	5%
ViacomCBS Inc.	1.6x	8.8x	3%
Discovery, Inc.	3.1x	9.4x	4%
Lions Gate Entertainment Corp.	1.7x	11.7x	12%

* Data comes from Capital IQ as of April 19, 2021.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, SGAC has filed a preliminary and a definitive proxy statement with the Securities and Exchange Commission (“SEC”). The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of SGAC as of the record date established for voting on the proposed business combination and contain important information about the proposed business combination and related matters. Stockholders of SGAC and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and the definitive proxy statement, in connection with SGAC’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination because the proxy statement contains important information about SGAC, Redbox and the proposed business combination. The definitive proxy statement was mailed to SGAC’s stockholders as of the record date established for voting on the proposed business combination. Stockholders are also able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov/ or by directing a request to: Seaport Global Acquisition Corp., 360 Madison Avenue, 20th Floor, New York, NY 10017, Attention: Secretary, telephone: (212) 616-7700. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

SGAC, Redbox and their respective directors and executive officers may be deemed participants in the solicitation of proxies from SGAC’s stockholders in connection with the business combination. SGAC’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of SGAC in SGAC’s final prospectus filed with the SEC on December 1, 2020 in connection with SGAC’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SGAC’s stockholders in connection with the proposed business combination is set forth in the proxy statement for the proposed business combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination is included in the proxy statement that SGAC filed with the SEC.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding SGAC’s proposed business combination with Redbox, SGAC’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of SGAC and Redbox and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SGAC or Redbox. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of SGAC or Redbox is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to Redbox; the amount of redemption requests made by SGAC’s stockholders; the overall level of consumer demand for Redbox’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Redbox’s customers; Redbox’s ability to implement its business and growth strategy; changes in governmental regulation, Redbox’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Redbox’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; Redbox’s ability to retain and expand customer relationships; competitive pressures from many sources, including those using other distribution channels, having more experience, larger or more appealing inventory, better financing, and better relationships with those in the physical and streaming movie and television industries; developments in the home video distribution market as newer technologies and distribution channels compete for market share, and Redbox experiences a secular decline in the physical rental market; the impact of decreased quantity and quality of movie content availability for physical and digital distribution due to changes in quantity of new releases by studios, movie content failing to appeal to consumers’ tastes, increased focus on digital sales and rentals, and other general industry-related factors; the termination, non-renewal or renegotiation on materially adverse terms of Redbox’s contracts or relationships with one or more of its significant retailers or studios; Redbox’s inability to obtain licenses to digital movie or television content for home entertainment viewing; Redbox’s reliance upon a number of partners to make its digital service available on their devices; unforeseen costs and potential liability in connection with content Redbox acquires, produces, licenses and/or distributes through its service; the impact of the COVID-19 pandemic on Redbox’s business, results of operations and financial condition, its suppliers and customers and on the global economy; the impact that global climate change trends may have on Redbox and its suppliers and customers; Redbox’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, SGAC’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

More information on potential factors that could affect SGAC’s or Redbox’s financial results is included from time to time in SGAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements that SGAC has filed with the SEC in connection with SGAC’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or SGAC’s or Redbox’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SGAC nor Redbox presently know, or that SGAC and Redbox currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SGAC’s and Redbox’s expectations, plans or forecasts of future events and views as of the date of this communication. SGAC and Redbox anticipate that subsequent events and developments will cause their assessments to change. However, while SGAC and Redbox may elect to update these forward-looking statements at some point in the future, SGAC and Redbox specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing SGAC’s or Redbox’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.